UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 2, 2011, Navistar Financial Dealer Note Master Trust (the “Dealer Note Trust”) issued a certificate series designated the Series 2011-1 Dealer Note Asset Backed Certificate (the “Collateral Certificate”) to Navistar Financial Securities Corporation (the “Depositor”). The Collateral Certificate represents an undivided beneficial interest in the Dealer Note Trust and the right to receive certain distributions of finance charge and principal collections on the dealer notes and other assets of the Dealer Note Trust prior to the termination of the Dealer Note Trust (the “Dealer Note Trust Termination Date”) as more fully described in the Series 2011-1 Supplement to the Pooling and Servicing Agreement (the “2011 Series Supplement”) attached as Exhibit 10.1 and incorporated by reference herein. On November 2, 2011, the Depositor transferred its interest in the Collateral Certificate to Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) as more fully described in the Trust Agreement attached as Exhibit 10.2 and incorporated by reference herein. On November 2, 2011, the Issuing Entity pledged its interest in the Collateral Certificate and other assets to The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), pursuant to an Indenture, dated as of November 2, 2011 attached as Exhibit 10.3 and incorporated by reference herein.

On November 2, 2011, the Issuing Entity issued a series of notes designated the Floating Rate Asset Backed Notes, Series 2011-1 (the “Series 2011-1 Notes”). The Series 2011-1 Notes include three classes of Notes: the Class A Notes, the Class B Notes and the Class C Notes. The principal characteristics of the Series 2011-1 Notes are as follows:

Number of classes within Series 2011-1 Notes:	Three

Initial Class A Notes Outstanding Principal Amount:	$200,000,000

Initial Class B Notes Outstanding Principal Amount:	$12,420,000

Initial Class C Notes Outstanding Principal Amount:	$11,120,000

Initial Total Series 2011-1 Notes Outstanding Principal Amount:	$223,540,000

Class A Note Rate: 1-month LIBOR + 1.15%

Class B Note Rate: 1-month LIBOR + 1.75%

Class C Note Rate: 1-month LIBOR + 2.50%

Closing Date: November 2, 2011

Expected Principal Distribution Date: October 25, 2013

Legal Final Maturity Date: October 25, 2016

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Distribution Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and Class C Notes, Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class C Certificates: Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Series 2011-1 Overcollateralization Percentage: 14.50% of the Series 2011-1 Nominal Liquidation Amount Servicing Fee Percentage: 1.0%

The terms of the Series 2011-1 Notes and the definitions of capitalized terms may be found in the Indenture Supplement dated as of November 2, 2011, which is attached as Exhibit 10.4 and incorporated by reference herein.

On November 2, 2011, NFC, the Depositor, Navistar, Inc., the Indenture Trustee (including in its capacity as trustee of the Dealer Note Trust), Wells Fargo Bank, National Association, as backup servicer, and the Issuing Entity entered into an Omnibus Transfer and Termination Agreement attached as Exhibit 10.5 and incorporated by reference herein, pursuant to which, upon the Dealer Note Trust Termination Date, the Dealer Note Trust will transfer its assets to the Issuing Entity. Subject to certain conditions, following the payment in full of all notes issued by Navistar Financial Dealer Note Master Owner Trust and effective as of the Dealer Note Trust Termination Date, the following documents will be terminated: (a) the Pooling and Servicing Agreement, dated as of June 8, 1995 (the “Pooling and Servicing Agreement”), among NFC, the Depositor and The Bank of New York Mellon, as trustee of the Dealer Note Trust (filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 12, 2003; Commission File No. 033-87374), (b) the 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004 (filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004; Commission File No. 333-104639-01), and (c) the 2011 Series Supplement attached as Exhibit 10.1 hereto.

On November 2, 2011, Navistar Financial Corporation (“NFC”), the Depositor and the Issuing Entity entered into a Pooling and Servicing Agreement attached as Exhibit 10.6 and incorporated by reference herein, pursuant to which, after the Dealer Note Trust Termination Date, the Depositor will transfer dealer notes and related collateral that it purchases from NFC to the Issuing Entity, and NFC will service such dealer notes and related collateral pursuant to the terms thereof.

On November 7, 2011, NFC issued a press release announcing the sale of the wholsesale floor plan notes, previously described as the Series 2011-1 Notes above. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Series 2011-1 Supplement to the Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York Mellon, as Master Trust Trustee.

10.2	Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee.

10.3	Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee.

10.4	Series 2011-1 Indenture Supplement to the Indenture dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.

10.5	Omnibus Transfer and Termination Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, Navistar Financial Securities Corporation, Navistar, Inc. The Bank of New York Mellon, as 1995 Trust Trustee and Indenture Trustee, Wells Fargo Bank, National Association, as backup servicer, and Navistar Financial Dealer Note Master Owner Trust II

10.6	Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity.

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION Registrant

Date: November 7, 2011	/S/ ANDREW J. CEDEROTH
Andrew J. Cederoth Executive Vice President and Chief Financial Officer